October 28, 2015

Summary
Prospectus

Integrity Discovery Fund

(formerly Victory Integrity Micro-Cap Equity Fund)

Class A	MMEAX
Class C	MMECX
Class R	MMERX
Class Y	MMEYX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated October 28, 2015 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryMail@VCM.com
800-539-FUND
(800-539-3863)

Integrity Discovery Fund Summary

Investment Objective

The Fund seeks to provide capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 14 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 38 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%[1]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[2]	0.46%	0.49%	1.26%	0.44%
Acquired Fund Fees and Expenses[3]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expense	1.73%	2.51%	2.78%	1.46%
Fee Waiver/Expense Reimbursement	0.00%	0.00%	(0.68)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.73%	2.51%	2.10%	1.46%

1  The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

2  Restated to reflect current contractual fees.

3  Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

4  The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A, C, R and Y shares of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the 1.83%, 2.58%, 2.08%, and 1.58%, respectively, until at least October 31, 2016. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place (including any amounts waived or reimbursed prior to October 31, 2014 by Munder Capital Management, investment adviser to the Fund’s predecessor, Munder Micro-Cap Equity Fund, a series of Munder Series Trust), subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$741	$1,089	$1,460	$2,499
Class C (If you sell your shares at the end of the period.)	$354	$782	$1,335	$2,846
Class R	$213	$798	$1,409	$3,060
Class Y	$149	$462	$797	$1,746

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$254	$782	$1,335	$2,846

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund's net assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of micro-capitalization companies. Micro-capitalization companies means those companies with market capitalizations lower than the largest company in the bottom 75% (based on index weightings) of the Russell 2000® Index, which as of June 30, 2015 included companies with market capitalizations below $2.2 billion. Under normal circumstances, the Fund may invest up to 20% of its net assets in equity securities of larger companies and other investments.

The Fund focuses on undiscovered, small-sized companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies are generally not as well known to investors and have less of an investor following than larger companies, the Adviser believes these inefficiencies in the marketplace may provide higher returns.

When selecting securities to invest in, the Adviser seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects. The Adviser chooses the Fund’s investments by employing a value-oriented approach that focuses on securities that offer value with improving investor sentiment. The Adviser finds these value-oriented investments by, among other things:

  rigorously analyzing the company’s financial characteristics and assessing the quality of the company’s management;
  considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and;
  analyzing cash flows to identify stocks with the most attractive potential returns.

Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund's assets may be invested in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

From time to time, due to sector weights of the benchmark index, the Fund's investments may be focused in companies in one or more economic sectors, such as the financials sector. The Adviser may use investment companies, including exchange-traded funds (ETFs), to manage cash or to seek exposure to a particular asset class or sector.

The Adviser regularly reviews the Fund’s investments and will sell securities when the Adviser believes the securities are no longer attractive because (i) of price appreciation, (ii) of a significant change in the fundamental outlook of the company or (iii) other investments available are considered to be more attractive.

For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's investments are subject to the following principal risks:

  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
  The portfolio manager may not execute the Fund's principal investment strategy effectively.
  A company's earnings may not increase as expected.
  Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.
  Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies. Since micro-cap company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be more difficult to purchase and sell.
  To the extent the Fund focuses in one or more sectors, such as the financials sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.
  Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.
  An investment company (including an ETF) in which the Fund invests does not achieve its investment objective.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class R and Class Y shares of the Fund, including applicable maximum sales charges, compare to those of the Russell Microcap® Index and the Russell Microcap Value® Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance of Class A, Class C, Class R and Class Y shares prior to October 31, 2014 reflects the historical performance of, respectively, the Class A, Class C, Class R and Class Y shares of the Munder Micro-Cap Equity Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management ("MST Micro-Cap Fund")). The Fund's performance has not been restated to reflect any differences in the expenses of the MST Micro-Cap Fund. The MST Micro-Cap Fund commenced operations, and Class A and Class Y shares were first offered on, December 26, 1996. Class C shares were first offered on March 31, 1997 and Class R shares were first offered on July 29, 2004.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the Fund's least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.)

YTD through 9/30/15: -4.39%
Highest/lowest quarterly results during this time period were:

Highest	29.30% (quarter ended June 30, 2009)
Lowest	-26.53% (quarter ended December 31, 2008)

Average Annual Total Returns (For the Periods ended December 31, 2014)	1 Year	5 Years	10 Years (or Life of Class)
CLASS Y
Before Taxes	3.98%	18.29%	6.44%
After Taxes on Distributions	1.84%	16.60%	5.10%
After Taxes on Distributions and Sale of Fund Shares	3.83%	14.91%	5.16%
CLASS A
Before Taxes	-1.96%	16.67%	5.59%
CLASS C
Before Taxes	2.01%	17.11%	5.39%
CLASS R
Before Taxes	3.42%	17.69%	5.91%[1]
INDEX[2]
Russell Microcap® Value Index Index returns reflect no deduction for fees, expenses, or taxes.	3.15%	15.53%	5.56%
Russell Microcap® Index Index returns reflect no deduction for fees, expenses, or taxes.	3.65%	16.14%	5.96%

1  Inception date of Class R shares is July 29, 2004.

2  The Fund has selected the Russell Microcap Value® Index as its broad-based securities index in replacement of the Russell Microcap® Index because the Adviser believes it better reflects the Fund's investment strategy.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. serves as the Fund's investment adviser. The portfolio managers primarily responsible for day to day management of the Fund are members of the Adviser's Integrity Asset Management investment team (referred to as an investment franchise).

Portfolio Managers

Daniel J. DeMonica and Mirsat Nikovic are the Lead Co-Portfolio Managers of the Integrity Discovery Fund.

Daniel J. DeMonica is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2011.

Mirsat Nikovic is a Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2013.

Sean A. Burke is an Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund since 2015.

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption request may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

VF-ID-SUMPRO (10/15)